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                                                                    EXHIBIT 23.1
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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1995 Stock Plan of Houghten Pharmaceuticals, Inc. of our report dated February 13, 1996 relating to the consolidated financial statements of Houghten Pharmaceuticals, Inc. included in its Registration Statement on Form S-1 (No. 333-1376) and related prospectus filed with the Securities and Exchange Commission.

/s/ ERNST & YOUNG LLP

San Diego, California
December 2, 1996